Non-current deposits (Tables)	12 Months Ended
Mar. 31, 2018
Non-current deposits
Schedule of non-current deposits

		March 31,
	Note	2017	2018	2018
		RMB	RMB	US$

Investment deposit	(i)	232,824	210,088	33,493
Deposit for purchase of machineries		4,663	23,027	3,671

Total non-current deposits		237,487	233,115	37,164

Note:

(i)

The Group previously entered into a Letter of Intent with a third party (the “Potential Seller”) for a potential acquisition of the equity interests in a company in the healthcare industry with a refundable earnest money deposit of US$33,660. Due to the change in circumstances, the parties entered into a subsequent agreement in May 2017 regarding the return of the earnest money deposit, with the Potential Seller providing a performance guarantee to the Company.